UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 22, 2009

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	1-2255	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2009, Virginia Electric and Power Company (the “Company”) announced that, effective July 1, 2009, Thomas P. Wohlfarth will no longer serve in the position of Senior Vice President and Chief Accounting Officer of the Company. As of July 1, 2009, Mr. Wohlfarth will become Senior Vice President – State & Federal Regulation of Dominion Resources Services, Inc., an affiliate of the Company. Effective July 1, 2009, Ashwini Sawhney, age 59, will serve in the additional role of Principal Accounting Officer of the Company; having served as Vice President – Accounting of the Company since April 28, 2006. Prior to April 28, 2006, Mr. Sawhney served as Assistant Corporate Controller for the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY Registrant

/s/ Thomas F. Farrell, II
Thomas F. Farrell, II
Chief Executive Officer

Date: June 22, 2009